EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. The Company revised the income statement reporting of card fees on lending products in the first quarter of 2012, increasing Net card fees and reducing Interest on loans. Corresponding amounts in prior periods have been reclassified to conform to the current period presentation. This change does not impact Total revenues net of interest expense in the income statement, or the Net interest yield on cardmember loans, a non-GAAP measure.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,425	$4,218	5%	$13,164	$12,398	6%
Net card fees	633	622	2	1,858	1,836	1
Travel commissions and fees	465	480	(3)	1,437	1,457	(1)
Other commissions and fees	581	604	(4)	1,739	1,717	1
Other	577	534	8	1,808	1,546	17
Total non-interest revenues	6,681	6,458	3	20,006	18,954	6
Interest income
Interest on loans	1,658	1,587	4	4,851	4,685	4
Interest and dividends on investment securities	60	68	(12)	193	255	(24)
Deposits with banks and other	21	33	(36)	73	71	3
Total interest income	1,739	1,688	3	5,117	5,011	2
Interest expense
Deposits	118	127	(7)	362	395	(8)
Long-term debt and other	440	448	(2)	1,320	1,350	(2)
Total interest expense	558	575	(3)	1,682	1,745	(4)
Net interest income	1,181	1,113	6	3,435	3,266	5
Total revenues net of interest expense	7,862	7,571	4	23,441	22,220	5
Provisions for losses
Charge card	190	174	9	531	533	-
Cardmember loans	264	48	#	753	104	#
Other	25	27	(7)	68	66	3
Total provisions for losses	479	249	92	1,352	703	92
Total revenues net of interest expense after provisions for losses	7,383	7,322	1	22,089	21,517	3

Expenses
Marketing and promotion	764	757	1	2,168	2,261	(4)
Cardmember rewards	1,496	1,565	(4)	4,425	4,755	(7)
Cardmember services	201	189	6	602	526	14
Salaries and employee benefits	1,516	1,598	(5)	4,687	4,715	(1)
Professional services	690	690	-	2,092	2,098	-
Occupancy and equipment	453	433	5	1,337	1,218	10
Communications	93	93	-	284	280	1
Other, net	300	286	5	972	456	#
Total	5,513	5,611	(2)	16,567	16,309	2
Pretax income from continuing operations	1,870	1,711	9	5,522	5,208	6
Income tax provision	620	476	30	1,677	1,501	12
Income from continuing operations	1,250	1,235	1	3,845	3,707	4
Income from discontinued operations, net of tax	-	-	-	-	36	#
Net income	$1,250	$1,235	1	$3,845	$3,743	3
Income from continuing operations attributable to common shareholders (A)	$1,236	$1,220	1	$3,803	$3,663	4
Net income attributable to common shareholders (A)	$1,236	$1,220	1	$3,803	$3,699	3
Effective tax rate	33.2%	27.8%		30.4%	28.8%

# - Denotes a variance of more than 100%.

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards of $14 million and $15 million for the three months ended September 30, 2012 and 2011, respectively, and $42 million and $44 million for the nine months ended September 30, 2012 and 2011, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	September 30,	December 31,
	2012	2011

Assets
Cash & cash equivalents	$25	$25
Accounts receivable	45	44
Investment securities	6	7
Loans	61	61
Other assets	16	16
Total assets	$153	$153

Liabilities and Shareholders' Equity
Customer deposits	$37	$38
Short-term borrowings	4	4
Long-term debt	56	60
Other liabilities	37	32
Total liabilities	134	134

Shareholders' Equity	19	19
Total liabilities and shareholders' equity	$153	$153

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$4,055	$3,838	6%	$11,976	$11,174	7%
International Card Services	1,313	1,347	(3)	3,909	3,906	-
Global Commercial Services	1,156	1,130	2	3,534	3,442	3
Global Network & Merchant Services	1,310	1,250	5	3,881	3,626	7
	7,834	7,565	4	23,300	22,148	5
Corporate & Other	28	6	#	141	72	96

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,862	$7,571	4	$23,441	$22,220	5

Pretax income (loss) from continuing operations
U.S. Card Services	$1,128	$1,151	(2)	$3,457	$2,961	17
International Card Services	207	189	10	549	625	(12)
Global Commercial Services	275	269	2	818	799	2
Global Network & Merchant Services	561	514	9	1,662	1,477	13
	2,171	2,123	2	6,486	5,862	11
Corporate & Other	(301)	(412)	(27)	(964)	(654)	47

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,870	$1,711	9	$5,522	$5,208	6

Net income (loss)
U.S. Card Services	$699	$733	(5)	$2,169	$1,953	11
International Card Services	164	221	(26)	539	571	(6)
Global Commercial Services	183	197	(7)	579	558	4
Global Network & Merchant Services	360	332	8	1,089	969	12
	1,406	1,483	(5)	4,376	4,051	8
Corporate & Other	(156)	(248)	(37)	(531)	(344)	54
Income from continuing operations	1,250	1,235	1	3,845	3,707	4
Income from discontinued operations, net of tax	-	-	-	-	36	#
NET INCOME	$1,250	$1,235	1	$3,845	$3,743	3

# - Denotes a variance of more than 100%.

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended				Nine Months Ended
	September 30,		Percentage		September 30,		Percentage
	2012	2011	Inc/(Dec)		2012	2011	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.10	$1.04	6%		$3.33	$3.09	8%
Income from discontinued operations	-	-	-		-	0.03	#
Net income attributable to common shareholders	$1.10	$1.04	6%		$3.33	$3.12	7%

Average common shares outstanding (millions)	1,126	1,175	(4	) %	1,143	1,184	(3	) %

DILUTED
Income from continuing operations attributable to common shareholders	$1.09	$1.03	6%		$3.31	$3.08	7%
Income from discontinued operations	-	-	-		-	0.03	#
Net income attributable to common shareholders	$1.09	$1.03	6%		$3.31	$3.11	6%

Average common shares outstanding (millions)	1,132	1,181	(4	) %	1,149	1,191	(4	) %

Cash dividends declared per common share	$0.20	$0.18	11%		$0.60	$0.54	11%

Selected Statistical Information

	Quarters Ended				Nine Months Ended
	September 30,		Percentage		September 30,		Percentage
	2012	2011	Inc/(Dec)		2012	2011	Inc/(Dec)

Return on average equity (A)	26.3%	27.8%			26.3%	27.8%
Return on average common equity (A)	26.0%	27.5%			26.0%	27.5%
Return on average tangible common equity (A)	33.5%	35.7%			33.5%	35.7%
Common shares outstanding (millions)	1,122	1,169	(4	) %	1,122	1,169	(4	) %
Book value per common share	$17.37	$15.49	12%		$17.37	$15.49	12%
Shareholders' equity (billions)	$19.5	$18.1	8%		$19.5	$18.1	8%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)
	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)
Card billed business (billions) (A):
United States	$146.9	$136.4	8%
Outside the United States	73.2	71.3	3
Total	$220.1	$207.7	6
Total cards-in-force (B):
United States	51.8	50.2	3%
Outside the United States	49.6	45.6	9
Total	101.4	95.8	6
Basic cards-in-force (B):
United States	40.2	38.9	3%
Outside the United States	39.8	36.4	9
Total	80.0	75.3	6

Average discount rate (C)	2.53%	2.54%
Average basic cardmember spending (dollars) (D)	$3,885	$3,739	4%
Average fee per card (dollars) (D)	$39	$40	(3	) %
Average fee per card adjusted (dollars) (D)	$44	$43	2%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B)  Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $65 million and $52 million for the quarters ended September  30, 2012 and 2011, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$42.3	$39.8	6%
Loss reserves (millions):
Beginning balance	$392	$415	(6	) %
Provisions (A)	151	125	21
Other additions (B)	39	49	(20)
Net write-offs (C)	(141)	(146)	(3)
Other deductions (D)	(32)	(55)	(42)
Ending balance	$409	$388	5
% of receivables	1.0%	1.0%
Net write-off rate (principal only) - USCS (E)	1.6%	1.8%
Net write-off rate (principal and fees) - USCS (E)	1.7%	1.9%
30 days past due as a % of total - USCS	1.8%	2.0%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.10%	0.10%
90 days past billing as a % of total - ICS/GCS	0.7%	0.8%

Worldwide cardmember loans:
Total loans	$61.8	$58.2	6%
Loss reserves (millions):
Beginning balance	$1,547	$2,560	(40	) %
Provisions (A)	231	16	#
Other additions (B)	33	32	3
Net write-offs - principal (C)	(292)	(383)	(24)
Net write-offs - interest and fees (C)	(36)	(44)	(18)
Other deductions (D)	(24)	(42)	(43)
Ending balance	$1,459	$2,139	(32)
Ending reserves - principal	$1,411	$2,080	(32)
Ending reserves - interest and fees	$48	$59	(18)
% of loans	2.4%	3.7%
% of past due	182%	238%
Average loans	$61.4	$58.9	4%
Net write-off rate (principal only) (E)	1.9%	2.6%
Net write-off rate (principal, interest and fees) (E)	2.1%	2.9%
30 days past due loans as a % of total	1.3%	1.5%
Net interest income divided by average loans (F)	7.7%	7.5%
Net interest yield on cardmember loans (F)	9.3%	9.1%

# - Denotes a variance of more than 100%.

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions)  interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs for unauthorized transactions of $(37) million and $(46) million for the three months ended September 30, 2012 and 2011, respectively; foreign currency translation adjustments of $6 million and $(5) million for the three months ended September 30, 2012 and 2011, respectively; and other adjustments of $(1) million and $(4) million for the three months ended September 30, 2012 and 2011, respectively. For cardmember loans, includes net write-offs for unauthorized transactions of $(31) million and $(29) million for the three months ended September 30, 2012 and 2011, respectively; foreign currency translation adjustments of $10 million and $(14) million for the three months ended September 30, 2012 and 2011, respectively; and other adjustments of $(3) million and $1 million for the three months ended September 30, 2012 and 2011, respectively.
(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Revenues
Non-interest revenues
Discount revenue	$4,425	$4,482	$4,257	$4,336	$4,218
Net card fees	633	615	610	612	622
Travel commissions and fees	465	521	451	514	480
Other commissions and fees	581	575	583	552	604
Other	577	651	580	618	534
Total non-interest revenues	6,681	6,844	6,481	6,632	6,458
Interest income
Interest on loans	1,658	1,582	1,611	1,587	1,587
Interest and dividends on investment securities	60	67	66	72	68
Deposits with banks and other	21	22	30	26	33
Total interest income	1,739	1,671	1,707	1,685	1,688
Interest expense
Deposits	118	115	129	133	127
Long-term debt and other	440	435	445	442	448
Total interest expense	558	550	574	575	575
Net interest income	1,181	1,121	1,133	1,110	1,113
Total revenues net of interest expense	7,862	7,965	7,614	7,742	7,571
Provisions for losses
Charge card	190	163	178	237	174
Cardmember loans	264	277	212	149	48
Other	25	21	22	23	27
Total provisions for losses	479	461	412	409	249
Total revenues net of interest expense after provisions for losses	7,383	7,504	7,202	7,333	7,322

Expenses
Marketing and promotion	764	773	631	735	757
Cardmember rewards	1,496	1,462	1,467	1,463	1,565
Cardmember services	201	180	221	190	189
Salaries and employee benefits	1,516	1,536	1,635	1,537	1,598
Professional services	690	711	691	853	690
Occupancy and equipment	453	446	438	467	433
Communications	93	95	96	98	93
Other, net	300	422	250	242	286
Total	5,513	5,625	5,429	5,585	5,611
Pretax income	1,870	1,879	1,773	1,748	1,711
Income tax provision	620	540	517	556	476
Net income	$1,250	$1,339	$1,256	$1,192	$1,235
Net income attributable to common shareholders (A)	$1,236	$1,325	$1,242	$1,178	$1,220
Effective tax rate	33.2%	28.7%	29.2%	31.8%	27.8%

(A) Represents net income, less earnings allocated to participating share awards of $14 million for the quarter ended September 30, 2012, $14 million for the quarter ended June 30, 2012, $14 million for the quarter ended March 31, 2012, $14 million for the quarter ended December 31, 2011 and $15 million for the quarter ended September 30, 2011.

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Total revenues net of interest expense
U.S. Card Services	$4,055	$4,037	$3,884	$3,897	$3,838
International Card Services	1,313	1,297	1,299	1,333	1,347
Global Commercial Services	1,156	1,221	1,157	1,183	1,130
Global Network & Merchant Services	1,310	1,323	1,248	1,316	1,250
	7,834	7,878	7,588	7,729	7,565
Corporate & Other	28	87	26	13	6

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,862	$7,965	$7,614	$7,742	$7,571

Pretax income (loss)
U.S. Card Services	$1,128	$1,149	$1,180	$1,168	$1,151
International Card Services	207	146	196	137	189
Global Commercial Services	275	299	244	276	269
Global Network & Merchant Services	561	562	539	502	514
	2,171	2,156	2,159	2,083	2,123
Corporate & Other	(301)	(277)	(386)	(335)	(412)

PRETAX INCOME	$1,870	$1,879	$1,773	$1,748	$1,711

Net income (loss)
U.S. Card Services	$699	$718	$752	$727	$733
International Card Services	164	178	197	152	221
Global Commercial Services	183	219	177	180	197
Global Network & Merchant Services	360	372	357	324	332
	1,406	1,487	1,483	1,383	1,483
Corporate & Other	(156)	(148)	(227)	(191)	(248)

NET INCOME	$1,250	$1,339	$1,256	$1,192	$1,235

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.10	$1.16	$1.07	$1.02	$1.04

Average common shares outstanding (millions)	1,126	1,145	1,160	1,157	1,175

DILUTED
Net income attributable to common shareholders	$1.09	$1.15	$1.07	$1.01	$1.03

Average common shares outstanding (millions)	1,132	1,152	1,166	1,163	1,181

Cash dividends declared per common share	$0.20	$0.20	$0.20	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Return on average equity (A)	26.3%	26.6%	27.1%	27.7%	27.8%
Return on average common equity (A)	26.0%	26.3%	26.8%	27.3%	27.5%
Return on average tangible common equity (A)	33.5%	34.1%	35.0%	35.8%	35.7%
Common shares outstanding (millions)	1,122	1,139	1,166	1,164	1,169
Book value per common share	$17.37	$16.92	$17.08	$16.15	$15.49
Shareholders' equity (billions)	$19.5	$19.3	$19.9	$18.8	$18.1

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Card billed business (billions) (A):
United States	$146.9	$148.7	$139.6	$145.5	$136.4
Outside the United States	73.2	72.9	71.6	73.5	71.3
Total	$220.1	$221.6	$211.2	$219.0	$207.7
Total cards-in-force (B):
United States	51.8	51.2	50.9	50.6	50.2
Outside the United States	49.6	48.9	47.8	46.8	45.6
Total	101.4	100.1	98.7	97.4	95.8
Basic cards-in-force (B):
United States	40.2	39.8	39.6	39.3	38.9
Outside the United States	39.8	39.2	38.2	37.4	36.4
Total	80.0	79.0	77.8	76.7	75.3

Average discount rate (C)	2.53%	2.54%	2.53%	2.51%	2.54%
Average basic cardmember spending (dollars) (D)	$3,885	$3,948	$3,772	$3,933	$3,739
Average fee per card (dollars) (D)	$39	$39	$38	$39	$40
Average fee per card adjusted (dollars) (D)	$44	$43	$42	$42	$43

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods was $65 million for the quarter ended September 30, 2012, $64 million for the quarter ended June 30, 2012, $65 million for the quarter ended March 31, 2012, $57 million for the quarter ended December 31, 2011 and $52 million for the quarter ended September 30, 2011. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Worldwide cardmember receivables:
Total receivables	$42.3	$41.5	$41.5	$40.9	$39.8
Loss reserves (millions):
Beginning balance	$392	$424	$438	$388	$415
Provisions (A)	151	134	149	199	125
Other additions (B)	39	29	29	38	49
Net write-offs (C)	(141)	(164)	(182)	(154)	(146)
Other deductions (D)	(32)	(31)	(10)	(33)	(55)
Ending balance	$409	$392	$424	$438	$388
% of receivables	1.0%	0.9%	1.0%	1.1%	1.0%
Net write-off rate (principal only) - USCS (E)	1.6%	2.0%	2.3%	1.9%	1.8%
Net write-off rate (principal and fees) - USCS (E)	1.7%	2.2%	2.5%	2.0%	1.9%
30 days past due as a % of total - USCS	1.8%	1.7%	1.9%	1.9%	2.0%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.10%	0.10%	0.11%	0.10%	0.10%
90 days past billing as a % of total - ICS/GCS	0.7%	0.7%	0.7%	0.9%	0.8%

Worldwide cardmember loans:
Total loans	$61.8	$61.0	$60.1	$62.6	$58.2
Loss reserves (millions):
Beginning balance	$1,547	$1,680	$1,874	$2,139	$2,560
Provisions (A)	231	253	185	122	16
Other additions (B)	33	24	27	27	32
Net write-offs - principal (C)	(292)	(329)	(349)	(345)	(383)
Net write-offs - interest and fees (C)	(36)	(41)	(44)	(42)	(44)
Other deductions (D)	(24)	(40)	(13)	(27)	(42)
Ending balance	$1,459	$1,547	$1,680	$1,874	$2,139
Ending reserves - principal	$1,411	$1,492	$1,622	$1,818	$2,080
Ending reserves - interest and fees	$48	$55	$58	$56	$59
% of loans	2.4%	2.5%	2.8%	3.0%	3.7%
% of past due	182%	202%	201%	206%	238%
Average loans	$61.4	$60.6	$60.7	$59.9	$58.9
Net write-off rate (principal only) (E)	1.9%	2.2%	2.3%	2.3%	2.6%
Net write-off rate (principal, interest and fees) (E)	2.1%	2.4%	2.6%	2.6%	2.9%
30 days past due loans as a % of total	1.3%	1.3%	1.4%	1.5%	1.5%
Net interest income divided by average loans (F)	7.7%	7.4%	7.5%	7.4%	7.5%
Net interest yield on cardmember loans (F)	9.3%	9.0%	9.2%	8.9%	9.1%

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions)  interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs for unauthorized transactions of $(37) million for the three months ended September 30, 2012, $(30) million for the three months ended June 30, 2012, $(33) million for the three months ended March 31, 2012, $(38) million for the three months ended December 31, 2011 and $(46) million for the three months ended September 30, 2011; foreign currency translation adjustments of $6 million for the three months ended September 30, 2012, $(5) million for the three months ended June 30, 2012, $3 million for the three months ended March 31, 2012, $(3) million for the three months ended December 31, 2011 and $(5) million for the three months September 30, 2011; reclassified cardmember bankruptcy reserves of $18 million for the three months ended March 31, 2012, only (cardmember bankruptcy reserves were classified as other liabilities in prior periods); and other adjustments of $(1) million for the three months ended September 30, 2012, $4 million for the three months ended June 30, 2012, $2 million for the three months ended March 31, 2012, $8 million for the three months ended December 31, 2011 and $(4) million for the three months ended September 30, 2011. For cardmember loans, includes net write-offs for unauthorized transactions of $(31) million for the three months ended September 30, 2012, $(25) million for the three months ended June 30, 2012, $(28) million for the three months ended March 31, 2012, $(27) million for the three months ended December 31, 2011 and $(29) million for the three months ended September 30, 2011; foreign currency translation adjustments of $10 million for the three months ended September 30, 2012, $(11) million for the three months ended June 30, 2012, $10 million for the three months ended March 31, 2012, $(1) million for the three months ended December 31, 2011 and $(14) million for the three months ended September 30, 2011; reclassified cardmember bankruptcy reserves of $4 million for the three months ended March 31, 2012, only (cardmember bankruptcy reserves were classified as other liabilities in prior periods); and other adjustments of $(3) million for the three months ended September 30, 2012, $(4) million for the three months ended June 30, 2012, $1 million for the three months ended March 31, 2012, $1 million for the three months ended December 31, 2011 and $1 million for the three months ended September 30, 2011.

(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,887	$2,752	5%
Interest income	1,362	1,287	6
Interest expense	194	201	(3)
Net interest income	1,168	1,086	8
Total revenues net of interest expense	4,055	3,838	6
Provisions for losses	339	143	#
Total revenues net of interest expense after provisions for losses	3,716	3,695	1
Expenses
Marketing, promotion, rewards and cardmember services	1,626	1,646	(1)
Salaries and employee benefits and other operating expenses	962	898	7
Total	2,588	2,544	2
Pretax segment income	1,128	1,151	(2)
Income tax provision	429	418	3
Segment income	$699	$733	(5)
Effective tax rate	38.0%	36.3%

# - Denotes a variance of more than 100%.

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)

Card billed business	$115.3	$106.8	8%
Total cards-in-force (millions)	41.8	40.7	3%
Basic cards-in-force (millions)	31.1	30.2	3%
Average basic cardmember spending (dollars)	$3,725	$3,542	5%

U.S. Consumer Travel:
Travel sales (millions)	$989	$920	8%
Travel commissions and fees/sales	7.6%	8.5%

Total segment assets	$96.3	$87.9	10%
Segment capital (millions) (A)	$9,100	$8,233	11%
Return on average segment capital (B)	32.5%	34.2%
Return on average tangible segment capital (B)	34.0%	36.2%

Cardmember receivables:
Total receivables	$19.5	$19.0	3%
30 days past due as a % of total	1.8%	2.0%
Average receivables	$19.4	$19.1	2%
Net write-off rate (principal only) (C)	1.6%	1.8%
Net write-off rate (principal and fees) (C)	1.7%	1.9%

Cardmember loans:
Total loans	$52.9	$49.9	6%
30 days past due loans as a % of total	1.3%	1.5%
Average loans	$52.8	$50.2	5%
Net write-off rate (principal only) (C)	1.9%	2.6%
Net write-off rate (principal, interest and fees) (C)	2.1%	2.9%
Net interest income divided by average loans (D)	8.8%	8.6%
Net interest yield on cardmember loans (D)	9.2%	9.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Revenues
Discount revenue, net card fees and other	$2,887	$2,925	$2,754	$2,796	$2,752
Interest income	1,362	1,302	1,314	1,304	1,287
Interest expense	194	190	184	203	201
Net interest income	1,168	1,112	1,130	1,101	1,086
Total revenues net of interest expense	4,055	4,037	3,884	3,897	3,838
Provisions for losses	339	312	301	269	143
Total revenues net of interest expense after provisions for losses	3,716	3,725	3,583	3,628	3,695
Expenses
Marketing, promotion, rewards and cardmember services	1,626	1,566	1,472	1,540	1,646
Salaries and employee benefits and other operating expenses	962	1,010	931	920	898
Total	2,588	2,576	2,403	2,460	2,544
Pretax segment income	1,128	1,149	1,180	1,168	1,151
Income tax provision	429	431	428	441	418
Segment income	$699	$718	$752	$727	$733
Effective tax rate	38.0%	37.5%	36.3%	37.8%	36.3%

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Card billed business	$115.3	$116.0	$107.7	$114.6	$106.8
Total cards-in-force (millions)	41.8	41.5	41.2	40.9	40.7
Basic cards-in-force (millions)	31.1	30.8	30.6	30.4	30.2
Average basic cardmember spending (dollars)	$3,725	$3,776	$3,529	$3,779	$3,542

U.S. Consumer Travel:
Travel sales	$1.0	$1.1	$1.0	$0.8	$0.9
Travel commissions and fees/sales	7.6%	7.7%	7.4%	8.3%	8.5%

Total segment assets	$96.3	$95.5	$90.7	$97.8	$87.9
Segment capital (A)	$9.1	$9.0	$9.3	$8.8	$8.2
Return on average segment capital (B)	32.5%	33.6%	33.8%	33.0%	34.2%
Return on average tangible segment capital (B)	34.0%	35.3%	35.5%	34.8%	36.2%

Cardmember receivables:
Total receivables	$19.5	$19.6	$19.3	$20.6	$19.0
30 days past due as a % of total	1.8%	1.7%	1.9%	1.9%	2.0%
Average receivables	$19.4	$19.8	$19.6	$19.7	$19.1
Net write-off rate (principal only) (C)	1.6%	2.0%	2.3%	1.9%	1.8%
Net write-off rate (principal and fees) (C)	1.7%	2.2%	2.5%	2.0%	1.9%

Cardmember loans:
Total loans	$52.9	$52.5	$51.4	$53.7	$49.9
30 days past due loans as a % of total	1.3%	1.2%	1.3%	1.4%	1.5%
Average loans	$52.8	$52.1	$51.9	$51.4	$50.2
Net write-off rate (principal only) (C)	1.9%	2.2%	2.3%	2.3%	2.6%
Net write-off rate (principal, interest and fees) (C)	2.1%	2.4%	2.6%	2.5%	2.9%
Net interest income divided by average loans (D)	8.8%	8.6%	8.8%	8.5%	8.6%
Net interest yield on cardmember loans (D)	9.2%	9.0%	9.1%	8.9%	9.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,126	$1,156	(3	) %
Interest income	289	299	(3)
Interest expense	102	108	(6)
Net interest income	187	191	(2)
Total revenues net of interest expense	1,313	1,347	(3)
Provisions for losses	83	101	(18)
Total revenues net of interest expense after provisions for losses	1,230	1,246	(1)
Expenses
Marketing, promotion, rewards and cardmember services	466	460	1
Salaries and employee benefits and other operating expenses	557	597	(7)
Total	1,023	1,057	(3)
Pretax segment income	207	189	10
Income tax provision/(benefit)	43	(32)	#
Segment income	$164	$221	(26)
Effective tax rate	20.8%	-16.9%

# - Denotes a variance of more than 100%.

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)

Card billed business	$31.9	$31.6	1%
Total cards-in-force (millions)	15.5	15.2	2%
Basic cards-in-force (millions)	10.6	10.4	2%
Average basic cardmember spending (dollars)	$3,026	$3,032	-

International Consumer Travel:
Travel sales (millions)	$324	$346	(6	) %
Travel commissions and fees/sales	7.1%	7.5%

Total segment assets	$30.6	$27.8	10%
Segment capital (millions) (A)	$2,958	$2,927	1%
Return on average segment capital (B)	23.7%	25.3%
Return on average tangible segment capital (B)	46.9%	45.5%

Cardmember receivables:
Total receivables	$7.2	$6.7	7%
90 days past billing as a % of total	0.9%	0.9%
Net loss ratio (as a % of charge volume)	0.17%	0.16%

Cardmember loans:
Total loans	$8.9	$8.3	7%
30 days past due loans as a % of total	1.6%	1.9%
Average loans	$8.6	$8.7	(1	) %
Net write-off rate (principal only) (C)	1.6%	2.5%
Net write-off rate (principal, interest and fees) (C)	2.2%	3.1%
Net interest income divided by average loans (D)	8.7%	8.7%
Net interest yield on cardmember loans (D)	9.8%	9.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Revenues
Discount revenue, net card fees and other	$1,126	$1,119	$1,106	$1,155	$1,156
Interest income	289	276	293	282	299
Interest expense	102	98	100	104	108
Net interest income	187	178	193	178	191
Total revenues net of interest expense	1,313	1,297	1,299	1,333	1,347
Provisions for losses	83	94	54	84	101
Total revenues net of interest expense after provisions for losses	1,230	1,203	1,245	1,249	1,246
Expenses
Marketing, promotion, rewards and cardmember services	466	475	461	497	460
Salaries and employee benefits and other operating expenses	557	582	588	615	597
Total	1,023	1,057	1,049	1,112	1,057
Pretax segment income	207	146	196	137	189
Income tax provision/(benefit)	43	(32)	(1)	(15)	(32)
Segment income	$164	$178	$197	$152	$221
Effective tax rate	20.8%	-21.9%	-0.5%	-10.9%	-16.9%

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Card billed business	$31.9	$31.5	$30.7	$32.8	$31.6
Total cards-in-force (millions)	15.5	15.5	15.4	15.3	15.2
Basic cards-in-force (millions)	10.6	10.6	10.5	10.5	10.4
Average basic cardmember spending (dollars)	$3,026	$2,985	$2,927	$3,137	$3,032

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	7.1%	7.1%	7.2%	8.4%	7.5%

Total segment assets	$30.6	$29.3	$30.9	$29.1	$27.8
Segment capital (A)	$3.0	$2.8	$3.0	$2.8	$2.9
Return on average segment capital (B)	23.7%	25.5%	24.7%	25.8%	25.3%
Return on average tangible segment capital (B)	46.9%	51.1%	50.0%	49.8%	45.5%

Cardmember receivables:
Total receivables	$7.2	$6.8	$6.7	$7.2	$6.7
90 days past billing as a % of total	0.9%	1.0%	1.0%	0.9%	0.9%
Net loss ratio (as a % of charge volume)	0.17%	0.16%	0.15%	0.15%	0.16%

Cardmember loans:
Total loans	$8.9	$8.4	$8.6	$8.9	$8.3
30 days past due loans as a % of total	1.6%	1.7%	1.8%	1.7%	1.9%
Average loans	$8.6	$8.5	$8.8	$8.5	$8.7
Net write-off rate (principal only) (C)	1.6%	2.0%	2.1%	2.2%	2.5%
Net write-off rate (principal, interest and fees) (C)	2.2%	2.6%	2.7%	2.8%	3.1%
Net interest income divided by average loans (D)	8.7%	8.4%	8.8%	8.3%	8.7%
Net interest yield on cardmember loans (D)	9.8%	9.5%	9.8%	9.2%	9.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,218	$1,195	2%
Interest income	3	3	-
Interest expense	65	68	(4)
Net interest expense	(62)	(65)	(5)
Total revenues net of interest expense	1,156	1,130	2
Provisions for losses	32	(17)	#
Total revenues net of interest expense after provisions for losses	1,124	1,147	(2)
Expenses
Marketing, promotion, rewards and cardmember services	139	157	(11)
Salaries and employee benefits and other operating expenses	710	721	(2)
Total	849	878	(3)
Pretax segment income	275	269	2
Income tax provision	92	72	28
Segment income	$183	$197	(7)
Effective tax rate	33.5%	26.8%

# - Denotes a variance of more than 100%.

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)

Card billed business	$40.6	$38.7	5%
Total cards-in-force (millions)	7.0	7.0	-
Basic cards-in-force (millions)	7.0	7.0	-
Average basic cardmember spending (dollars)	$5,798	$5,520	5%

Global Corporate Travel:
Travel sales (millions)	$4,352	$4,775	(9	) %
Travel commissions and fees/sales	8.4%	7.8%

Total segment assets	$20.4	$20.3	-
Segment capital (millions) (A)	$3,638	$3,529	3%
Return on average segment capital (B)	20.9%	18.2%
Return on average tangible segment capital (B)	41.9%	37.7%

Cardmember receivables:
Total receivables	$15.4	$13.9	11%
90 days past billing as a % of total	0.7%	0.7%
Net loss ratio (as a % of charge volume)	0.05%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Revenues
Discount revenue, net card fees and other	$1,218	$1,284	$1,216	$1,249	$1,195
Interest income	3	2	3	2	3
Interest expense	65	65	62	68	68
Net interest expense	(62)	(63)	(59)	(66)	(65)
Total revenues net of interest expense	1,156	1,221	1,157	1,183	1,130
Provisions for losses	32	36	35	35	(17)
Total revenues net of interest expense after provisions for losses	1,124	1,185	1,122	1,148	1,147
Expenses
Marketing, promotion, rewards and cardmember services	139	138	154	127	157
Salaries and employee benefits and other operating expenses	710	748	724	745	721
Total	849	886	878	872	878
Pretax segment income	275	299	244	276	269
Income tax provision	92	80	67	96	72
Segment income	$183	$219	$177	$180	$197
Effective tax rate	33.5%	26.8%	27.5%	34.8%	26.8%

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Card billed business	$40.6	$42.3	$41.4	$39.6	$38.7
Total cards-in-force (millions)	7.0	7.0	7.0	7.0	7.0
Basic cards-in-force (millions)	7.0	7.0	7.0	7.0	7.0
Average basic cardmember spending (dollars)	$5,798	$6,042	$5,920	$5,661	$5,520

Global Corporate Travel:
Travel sales	$4.4	$5.1	$4.8	$4.7	$4.8
Travel commissions and fees/sales	8.4%	8.1%	7.2%	8.8%	7.8%

Total segment assets	$20.4	$20.0	$21.9	$18.8	$20.3
Segment capital (A)	$3.6	$3.6	$3.8	$3.6	$3.5
Return on average segment capital (B)	20.9%	21.1%	20.0%	20.4%	18.2%
Return on average tangible segment capital (B)	41.9%	42.3%	40.6%	42.1%	37.7%

Cardmember receivables:
Total receivables	$15.4	$15.0	$15.3	$12.8	$13.9
90 days past billing as a % of total	0.7%	0.6%	0.6%	0.8%	0.7%
Net loss ratio (as a % of charge volume)	0.05%	0.06%	0.08%	0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,238	$1,188	4%
Interest income	7	2	#
Interest expense	(65)	(60)	8
Net interest income	72	62	16
Total revenues net of interest expense	1,310	1,250	5
Provisions for losses	18	21	(14)
Total revenues net of interest expense after provisions for losses	1,292	1,229	5
Expenses
Marketing, promotion, rewards and cardmember services	192	196	(2)
Salaries and employee benefits and other operating expenses	539	519	4
Total	731	715	2
Pretax segment income	561	514	9
Income tax provision	201	182	10
Segment income	$360	$332	8
Effective tax rate	35.8%	35.4%

# - Denotes a variance of more than 100%.

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	September 30,		Percentage
	2012	2011	Inc/(Dec)

Global Card billed business (A)	$220.1	$207.7	6%

Global Network & Merchant Services:
Total segment assets	$21.4	$16.0	34%
Segment capital (millions) (B)	$2,121	$1,979	7%
Return on average segment capital (C)	67.6%	64.4%
Return on average tangible segment capital (C)	75.0%	70.8%

Global Network Services:
Card billed business	$32.0	$30.1	6%
Total cards-in-force (millions)	37.1	32.9	13%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Revenues
Discount revenue, fees and other	$1,238	$1,259	$1,186	$1,254	$1,188
Interest income	7	5	4	1	2
Interest expense	(65)	(59)	(58)	(61)	(60)
Net interest income	72	64	62	62	62
Total revenues net of interest expense	1,310	1,323	1,248	1,316	1,250
Provisions for losses	18	17	18	20	21
Total revenues net of interest expense after provisions for losses	1,292	1,306	1,230	1,296	1,229
Expenses
Marketing, promotion, rewards and cardmember services	192	200	172	180	196
Salaries and employee benefits and other operating expenses	539	544	519	614	519
Total	731	744	691	794	715
Pretax segment income	561	562	539	502	514
Income tax provision	201	190	182	178	182
Segment income	$360	$372	$357	$324	$332
Effective tax rate	35.8%	33.8%	33.8%	35.5%	35.4%

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Global Card billed business (A)	$220.1	$221.6	$211.2	$219.0	$207.7

Global Network & Merchant Services:
Total segment assets	$21.4	$19.8	$20.1	$17.8	$16.0
Segment capital (B)	$2.1	$2.2	$2.1	$2.0	$2.0
Return on average segment capital (C)	67.6%	67.4%	67.1%	66.3%	64.4%
Return on average tangible segment capital (C)	75.0%	74.9%	74.9%	74.3%	70.8%

Global Network Services:
Card billed business	$32.0	$31.3	$30.4	$31.4	$30.1
Total cards-in-force (millions)	37.1	36.1	35.1	34.2	32.9

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)
	For the Twelve Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

ROE

Net income	$5,037	$5,022	$5,014	$4,935	$4,805
Average shareholders' equity	$19,145	$18,887	$18,525	$17,842	$17,277
Return on average equity (A)	26.3%	26.6%	27.1%	27.7%	27.8%

Reconciliation of ROCE and ROTCE

Net income	$5,037	$5,022	$5,014	$4,935	$4,805
Earnings allocated to participating share awards and other	56	57	58	58	56
Net income attributable to common shareholders	$4,981	$4,965	$4,956	$4,877	$4,749

Average shareholders' equity	$19,145	$18,887	$18,525	$17,842	$17,277
Average common shareholders' equity	$19,145	$18,887	$18,525	$17,842	$17,277
Average goodwill and other intangibles	4,272	4,330	4,380	4,215	3,992
Average tangible common shareholders' equity	$14,873	$14,557	$14,145	$13,627	$13,285
Return on average common equity (A)	26.0%	26.3%	26.8%	27.3%	27.5%
Return on average tangible common equity (B)	33.5%	34.1%	35.0%	35.8%	35.7%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)
	For the Twelve Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

U.S. Card Services
Segment income	$2,896	$2,930	$2,877	$2,680	$2,653
Average segment capital	$8,903	$8,714	$8,508	$8,121	$7,762
Average goodwill and other intangibles	391	403	414	425	436
Average tangible segment capital	$8,512	$8,311	$8,094	$7,696	$7,326
Return on average segment capital (A)	32.5%	33.6%	33.8%	33.0%	34.2%
Return on average tangible segment capital (A)	34.0%	35.3%	35.5%	34.8%	36.2%

International Card Services
Segment income	$691	$748	$731	$723	$670
Average segment capital	$2,919	$2,936	$2,962	$2,797	$2,644
Average goodwill and other intangibles	1,446	1,472	1,500	1,346	1,170
Average tangible segment capital	$1,473	$1,464	$1,462	$1,451	$1,474
Return on average segment capital (A)	23.7%	25.5%	24.7%	25.8%	25.3%
Return on average tangible segment capital (A)	46.9%	51.1%	50.0%	49.8%	45.5%

Global Commercial Services
Segment income	$759	$773	$731	$738	$661
Average segment capital	$3,629	$3,661	$3,649	$3,619	$3,632
Average goodwill and other intangibles	1,819	1,833	1,847	1,867	1,881
Average tangible segment capital	$1,810	$1,828	$1,802	$1,752	$1,751
Return on average segment capital (A)	20.9%	21.1%	20.0%	20.4%	18.2%
Return on average tangible segment capital (A)	41.9%	42.3%	40.6%	42.1%	37.7%

Global Network & Merchant Services
Segment income	$1,413	$1,385	$1,337	$1,293	$1,228
Average segment capital	$2,090	$2,056	$1,993	$1,949	$1,908
Average goodwill and other intangibles	205	207	209	209	174
Average tangible segment capital	$1,885	$1,849	$1,784	$1,740	$1,734
Return on average segment capital (A)	67.6%	67.4%	67.1%	66.3%	64.4%
Return on average tangible segment capital (A)	75.0%	74.9%	74.9%	74.3%	70.8%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Net Interest Yield on Cardmember Loans
Appendix III

(Millions)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Net interest income	$1,181	$1,121	$1,133	$1,110	$1,113

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$338	$341	$364	$353	$356

Interest income not attributable to the Company's cardmember loan portfolio	$(97)	$(104)	$(109)	$(113)	$(113)

Adjusted net interest income (A)	$1,422	$1,358	$1,388	$1,350	$1,356

Average loans (billions)	$61.4	$60.6	$60.7	$59.9	$58.9

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other (billions)	$(0.2)	$(0.2)	$(0.2)	$-	$(0.1)

Adjusted average loans (billions) (B)	$61.2	$60.4	$60.5	$59.9	$58.8

Net interest income divided by average loans (C)	7.7%	7.4%	7.5%	7.4%	7.5%
Net interest yield on cardmember loans (D)	9.3%	9.0%	9.2%	8.9%	9.1%

(A)  Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.

(Preliminary)
U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV

(Millions)
	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
USCS:
Net interest income	$1,168	$1,112	$1,130	$1,101	$1,086

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$51	$51	$51	$58	$58

Interest income not attributable to the Company's cardmember loan portfolio	$(3)	$(2)	$(2)	$(3)	$(2)

Adjusted net interest income (A)	$1,216	$1,161	$1,179	$1,156	$1,142

Average loans (billions)	$52.8	$52.1	$51.9	$51.4	$50.2

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans (billions)	$-	$-	$-	$0.1	$-

Adjusted average loans (billions) (B)	$52.8	$52.1	$51.9	$51.5	$50.2

Net interest income divided by average loans (C)	8.8%	8.6%	8.8%	8.5%	8.6%
Net interest yield on cardmember loans (D)	9.2%	9.0%	9.1%	8.9%	9.0%

ICS:
Net interest income	$187	$178	$193	$178	$191

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$26	$26	$25	$27	$32

Interest income not attributable to the Company's cardmember loan portfolio	$(7)	$(7)	$(9)	$(11)	$(9)

Adjusted net interest income (A)	$206	$197	$209	$194	$214

Average loans (billions)	$8.6	$8.5	$8.8	$8.5	$8.7

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other (billions)	$(0.2)	$(0.2)	$(0.2)	$(0.1)	$(0.1)

Adjusted average loans (billions) (B)	$8.4	$8.3	$8.6	$8.4	$8.6

Net interest income divided by average loans (C)	8.7%	8.4%	8.8%	8.3%	8.7%
Net interest yield on cardmember loans (D)	9.8%	9.5%	9.8%	9.2%	9.9%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.